Exhibit 10.5


                             BRIDGE PLEDGE AGREEMENT

                  THIS BRIDGE PLEDGE AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this "BRIDGE PLEDGE AGREEMENT"), dated as of September 13, 2002 is made by CHOICE ONE COMMUNICATIONS INC., a Delaware corporation (the "COMPANY), each Subsidiary who, as a Pledgor, executes this Bridge Pledge Agreement or a Joinder Agreement pursuant to Section 9.12 of the Senior Credit Agreement referred to below (collectively with the Company, the "PLEDGORS", each individually, a "PLEDGOR"), and the Issuers designated herein in favor of MORGAN STANLEY SENIOR FUNDING, INC., as Bridge Collateral Agent (the "BRIDGE COLLATERAL AGENT") for the ratable benefit of itself and the financial institutions (the "BRIDGE LENDERS") as are, or may from time to time become, parties to the Bridge Agreement (as defined below) subject to the terms of the Intercreditor Agreement (as defined below).

                              STATEMENT OF PURPOSE

                  Pursuant to the Bridge Financing Agreement, dated as of August 1, 2000, as previously amended and amended and restated as of the date hereof, as may be further amended, amended and restated, supplemented or otherwise modified from time to time (the "BRIDGE AGREEMENT"), among the Company, Morgan Stanley Senior Funding, Inc., as administrative agent and the Bridge Lenders, the Bridge Lenders made certain rollover loans to the Company (the "ROLLOVER LOANS").

                  Pursuant to the Third Amended and Restated Credit Agreement of even date herewith (as further amended, amended and restated, supplemented or otherwise modified from time to time, the "SENIOR CREDIT Agreement"), by and among the Company, as Guarantor, its Subsidiaries party thereto, as Borrowers, the lenders party thereto (the "SENIOR LENDERS"), the Senior Administrative Agent, as administrative agent and the other Agents party thereto, the Senior Lenders agreed to extend two additional term loan facilities (the "EXTENSIONS OF CREDIT") and certain other amendments as provided in the Senior Credit Agreement.

                  Pursuant to the Third Amended and Restated Pledge Agreement dated as of the date hereof (as amended, amended and restated or otherwise modified from time to time, the "SENIOR PLEDGE AGREEMENT"), the pledgors party thereto granted a security interest in the collateral referred to therein in order to secure the obligations under the Senior Credit Agreement.

                  It is a condition precedent to the obligation of the Senior Lenders to make the Extensions of Credit to the Pledgors and to the Bridge Lenders amending the Bridge Agreement to allow for the Extensions of Credit that the Pledgors shall have executed and delivered the subordinated upstream guarantee of the Bridge Agreement, dated as of the date hereof (the "SUBORDINATED GUARANTEE"), to the Bridge Lenders.


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                  Pursuant to the Subordinated Guarantee, each Pledgor has
guaranteed the prompt payment and performance when due of all obligations of the Company under the Bridge Agreement and granted a subordinated security interest in the Collateral (as defined herein). The Subordinated Guarantee shall be secured by, among other things, this Bridge Pledge Agreement.

                  The Pledgors, the Bridge Lenders, the Senior Lenders, the Senior Administrative Agent and the Bridge Collateral Agent have entered into an Intercreditor Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT").

                  The Pledgors are the legal and beneficial owners of (a) the shares of Pledged Stock (as hereinafter defined), (b) the Pledged Debt (as hereinafter defined) and (c) the Partnership/LLC Interests (as hereinafter defined), in each case issued by the issuers (the "ISSUERS"), as specified on
SCHEDULE 1 hereto.

                  NOW, THEREFORE, in consideration of these premises and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and to induce the Bridge Collateral Agent and the Bridge Lenders to give the consents and waivers necessary to amend the Bridge Agreement, the Pledgors and Issuers hereby agree with the Relevant Collateral Agent for the ratable benefit of itself and the Bridge Lenders as follows:

Section 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned thereto in the Bridge Agreement, and the following terms shall have the following meanings:

                  "BRIDGE COLLATERAL AGENT" shall have the meaning assigned to such term in the recitals hereto.

                  "BRIDGE SECURITY AGREEMENT" means the Bridge Security Agreement, dated as of the date hereof, granted by the grantors named therein in favor of the Bridge Collateral Agent for the ratable benefit of itself and the Bridge Lenders, as amended, amended and restated, supplemented or otherwise modified from time to time.

                  "COLLATERAL" means the Pledged Stock, the Pledged Debt, Partnership/LLC Interests and all Proceeds therefrom.

                  "LOAN DOCUMENTS" shall have the meaning assigned to it in the Bridge Agreement.

                  "PARTNERSHIP/LLCS" means the partnerships and limited liability companies listed on SCHEDULE 1 hereto.

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                  "PARTNERSHIP/LLC INTERESTS" means the entire partnership or membership interest of the Pledgors in each Partnership/LLC listed on SCHEDULE 1 hereto, including, without limitation, the Pledgors' capital accounts, their interest as partners or members in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships/LLCs, their interests in all distributions made or to be made by the Partnerships/LLCs to the Pledgors and all of the other economic rights, titles and interests of the Pledgors as partners or members of the Partnerships/LLCs, whether set forth in the partnership agreement or membership agreement of the Partnerships/LLCs, by separate agreement or otherwise.

                  "PLEDGED DEBT" means the indebtedness evidenced by the notes made by each Issuer listed on SCHEDULE 1 hereto, together with all rights of any nature whatsoever that may be issued or granted by such Issuer while this Bridge Pledge Agreement is in effect, and all Proceeds therefrom.

                  "PLEDGED STOCK" means the shares of capital stock of each Issuer listed on SCHEDULE 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to the Pledgors while this Bridge Pledge Agreement is in effect.

                  "PROCEEDS" means all "proceeds" as defined in the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock and the Partnership/LLC Interests, collections thereon, proceeds of sale thereof or distributions with respect thereto.

                  "RELEVANT COLLATERAL AGENT" means, at such time as the Intercreditor Agreement is in effect, the Senior Administrative Agent, acting as collateral agent on behalf of the Bridge Collateral Agent and the Bridge Lenders, and at any other time, the Bridge Collateral Agent.

                  "SECURED OBLIGATIONS" means, with respect to each Pledgor, the collective reference to the unpaid principal of and interest on the Rollover Loans and all other obligations and liabilities of the Company to the Bridge Lenders that may arise under, out of, or in connection with, the Bridge Agreement, the other Loan Documents or any other documents made, delivered or given in connection therewith, (including, without limitation, interest accruing at the then applicable rate provided in the Bridge Agreement after the maturity of the Rollover Loans and interest accruing at the then applicable rate provided in the Bridge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Bridge Lenders that are required to be paid by the Company or any Pledgor pursuant to the terms of the Bridge Agreement or any other Loan Document).

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                  "SENIOR ADMINISTRATIVE AGENT" means Wachovia Investors, Inc.

                  "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; PROVIDED that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection or priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or priority.

                  To the extent any amendment, revision or other modification of the UCC after the date hereof results in the renumbering of specific sections, revision of the order of specific sections or other changes in the organization of the UCC in effect as of the date hereof, all references herein to specific section s of the UCC in effect as of the date hereof shall be deemed to refer to such new section or sections which correspond to such original sections.

Section 2. PLEDGE AND GRANT OF SECURITY INTERESTS. To the extent not previously delivered, each Pledgor hereby delivers to the Senior Administrative Agent, for the ratable benefit of the Bridge Collateral Agent and the Bridge Lenders, in the State of New York, all of the Pledged Stock of such Pledgor and all originally executed promissory notes evidencing the Pledged Debt and hereby grants to the Senior Administrative Agent, for the ratable benefit of the Bridge Collateral Agent and the Bridge Lenders, a valid and perfected security interest prior to all other Liens and rights of others therein in existence on the date hereof except for the Liens permitted under the Bridge Agreement, in such Pledged Stock, Pledged Debt, Partnership/LLC Interests and all other Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

Section 3. STOCK POWERS; LIABILITY. (a) Concurrently with the execution or authentication of this Agreement and delivery to the Senior Administrative Agent, for the ratable benefit of the Bridge Collateral Agent and the Bridge Lenders, of each certificate representing one or more shares of Pledged Stock and each promissory note evidencing the Pledged Debt, the Pledgors shall deliver an undated stock power with respect to each such certificate and, if requested by the Relevant Collateral Agent, an undated transfer instrument with respect to each such note, in each case, duly executed in blank by the Pledgors.

(b) Notwithstanding anything herein to the contrary, (a) the Pledgors shall remain liable to perform all of their duties and obligations as partners or members of the Partnerships/LLCs to the same extent as if this Bridge Pledge Agreement had not been executed, (b) the exercise by the Bridge Collateral Agent or any Bridge Lender of any of its rights hereunder shall not release the Pledgors from any of their duties or obligations as partners or members of the Partnerships/LLCs, and (c) neither the Bridge Collateral Agent nor any Bridge Lender shall have any obligation or liability as a partner or member of the Partnerships/LLCs by reason of this Bridge Pledge Agreement.

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Section 4. REPRESENTATIONS AND WARRANTIES. To induce the Bridge Collateral Agent and the Bridge Lenders to give the necessary consents and waivers to amend the Bridge Agreement and accept the security contemplated hereby, each Pledgor represents and warrants as follows:

(a) such Pledgor has the corporate power, authority and legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Bridge Pledge Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Bridge Pledge Agreement;

(b) this Bridge Pledge Agreement constitutes a legal, valid and binding obligation of each Pledgor enforceable against such Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

(c) the execution, delivery and performance of this Bridge Pledge Agreement will not violate any provision of any Applicable Law or contractual obligation of such Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Pledgor pursuant to any Applicable Law or contractual obligation, except as contemplated hereby;

(d) except as contemplated by Section 11 hereof, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any equity holder or creditor of such Pledgor or any Issuer), is required in connection with the execution, delivery, performance, validity or enforceability against such Pledgor of this Bridge Pledge Agreement;

(e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Pledgor, threatened by or against such Pledgor or against any of its properties or revenues with respect to this Bridge Pledge Agreement or any of the transactions contemplated hereby;

(f) the shares of Pledged Stock and the Partnership/LLC Interests listed on
SCHEDULE 1 constitute all the issued and outstanding equity of each of the Subsidiaries of such Pledgor; and SCHEDULE I accurately reflects each Pledgor's Partnership/LLC Interest in each of the Partnerships/LLCs and the Partnership/LLC Interests pledged by such Pledgor constitute all of the outstanding ownership interests in which such Pledgor has any right, title or interest in each Partnership/LLC;

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(g) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable and all of the Partnership/LLC Interests have been duly and validly issued;

(h) the Pledged Debt has been duly authorized, authenticated, issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, and is not in default;

(i) the Pledged Debt constitutes all of the outstanding Debt of the respective Issuers thereof owed to such Pledgor and is outstanding in the principal amount indicated on SCHEDULE 1;

(j) such Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, Pledged Debt and Partnership/LLC Interests listed on SCHEDULE 1, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by the Senior Pledge Agreement and this Bridge Pledge Agreement; and

(k) The Lien granted pursuant to this Bridge Pledge Agreement will constitute a valid and perfected Lien on the Collateral, prior to all other Liens and rights of others therein in existence on the date hereof except for the Liens permitted under the Bridge Agreement. The Lien granted pursuant to this Bridge Pledge Agreement shall otherwise be enforceable as such against all creditors of the Pledgors and any Persons purporting to purchase any of the Pledged Stock, Pledged Debt or Partnership/LLC Interests from the Pledgors.

Section 5. CERTAIN COVENANTS. Each Pledgor covenants and agrees with the Relevant Collateral Agent for the ratable benefit of the Bridge Lenders that, from and after the date of this Bridge Pledge Agreement until the Secured Obligations are paid in full and the Commitments are terminated:

(a) If such Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Collateral, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Relevant Collateral Agent hold the same in trust for the Relevant Collateral Agent and deliver the same forthwith to the Relevant Collateral Agent in the exact form received, duly indorsed by such Pledgor to the Relevant Collateral Agent if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Relevant Collateral Agent so requests, signature guaranteed, to be held by the Relevant Collateral Agent subject to the terms hereof, as additional collateral security for the Secured Obligations. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Issuer shall be held by the Relevant Collateral Agent as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of any Collateral shall be received by any Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Relevant Collateral Agent, hold such money or property in trust for the Relevant Collateral Agent, segregated from other funds of such Pledgor, as additional collateral securing the Secured Obligations;

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(b) Without the prior written consent of the Relevant Collateral Agent such
Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer unless, in each case, such stock or other security becomes "Pledged Stock", "Pledged Debt" or "Partnership/LLC Interests" hereunder, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral (except as expressly permitted by the Senior Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Bridge Pledge Agreement or expressly permitted by the Credit Agreement or (iv) accept a surrender of any partnership agreement or operating agreement of any of the Partnerships/LLCs or waive any breach of or default under any partnership agreement or operating agreement of any of the Partnerships/LLCs by any other party thereto (other than with respect to any Inactive Subsidiary). Such Pledgor will defend the right, title and interest of the Relevant Collateral Agent in and to the Collateral against the claims and demands of all Persons whomsoever;

(c) Upon the written request of the Relevant Collateral Agent, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Relevant Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Bridge Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note not delivered hereunder, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to the Relevant Collateral Agent, duly endorsed in a manner satisfactory to the Relevant Collateral Agent, to be held as Collateral pursuant to this Bridge Pledge Agreement;

(d) Such Pledgor agrees to pay, and to hold each of the Bridge Collateral Agent and each of the Bridge Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Bridge Pledge Agreement;

(e) On or prior to the formation or acquisition of any Subsidiary of such Pledgor, such Pledgor agrees that such Subsidiary shall become an Issuer under this Bridge Pledge Agreement (and if applicable, the parent of such Subsidiary shall become a Pledgor under this Bridge Pledge Agreement), and such other documents and instruments and to take any reasonable actions, all as shall be necessary, in the reasonable judgment of the Bridge Collateral Agent to pledge such Pledgors' interest therein to the Bridge Collateral Agent for the ratable benefit of itself and the Bridge Lenders;

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(f) Such Pledgor shall cause each of the partners and members of each of the
Partnerships/LLCs to execute this Bridge Pledge Agreement as Issuers evidencing the consent of such partners and members to the pledge of the Partnership/LLC Interests pursuant to this Bridge Pledge Agreement; and

(g) Such Pledgor agrees that as partners or members in the Partnerships/LLCs it will use its commercially reasonable best efforts to abide by, perform and discharge each and every obligation, covenant and agreement to be abided by, performed or discharged by such Pledgor under the terms of the partnership agreements and operating agreements, as applicable, of the Partnerships/LLCs, at no cost or expense to the Bridge Collateral Agent.

Section 6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Relevant Collateral Agent shall have given notice to the Pledgors of Bridge Collateral Agent's intent to exercise its rights pursuant to Section 7 below, the Pledgors shall be permitted to receive
(a) all payments of principal and interest and other amounts payable pursuant to the Pledged Debt and paid in accordance with the terms of the Senior Credit Agreement and (b) all cash dividends paid in accordance with the terms of the Senior Credit Agreement in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, any other Loan Documents or this Bridge Pledge Agreement.

Section 7. RIGHTS OF BRIDGE COLLATERAL AGENT. (a) If an Event of Default shall occur and be continuing and the Bridge Collateral Agent shall (subject to Article 7 of the Bridge Agreement) give notice of its intent to exercise such rights to the Pledgors, (i) the Bridge Collateral Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and all payments and other distributions with respect to the Pledged Debt or the Partnership/LLC Interests and make application thereof to the Secured Obligations, in the order set forth in Section 5.08 of the Bridge Agreement subject to the terms of the Intercreditor Agreement and (ii) all shares of the Pledged Stock or the Partnership/LLC Interests shall be registered in the name of the Bridge Collateral Agent, or its nominee, and the Bridge Collateral Agent, or its nominee, may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock or to the Partnership/LLC Interests at any meeting of shareholders or members of the applicable Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock or the Partnership/LLC Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock or the Partnership/LLC Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the applicable Issuer, or upon the exercise by the Pledgors or the Bridge Collateral Agent of any right, privilege or option pertaining to such shares of the Pledged Stock or the Partnership/LLC Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock or the Partnership/LLC Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Bridge Collateral Agent shall have no duty to the Pledgors to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

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(b) The rights of the Bridge Collateral Agent and the Bridge Lenders, hereunder shall not be conditioned or contingent upon the pursuit by the Bridge Collateral Agent or any Bridge Lender of any right or remedy against the Pledgors or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Bridge Collateral Agent nor any Bridge Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Bridge Collateral Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

(c) Pursuant to Section 9-509 of the UCC and any other applicable law, each Pledgor authorizes the Bridge Collateral Agent to file or record financing statements and other filings or recording documents or instruments with respect to the Collateral without the signature of such Pledgor in such form and in such offices as Bridge Collateral Agent determines appropriate to perfect the security interests of the Bridge Collateral Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 8. REMEDIES. If an Event of Default shall occur and be continuing, with the consent of the Bridge Lenders, the Bridge Collateral Agent may, and upon the request of the Bridge Lenders, the Bridge Collateral Agent shall, exercise all rights and remedies on behalf of itself and the Bridge Lenders granted in this Bridge Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, and in addition thereto, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing with regard to the scope of the Bridge Collateral Agent's remedies, the Bridge Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgors, any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Bridge Collateral Agent or any Bridge Lender, or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Bridge Collateral Agent or any Bridge Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgors, which right or equity is hereby waived or released.

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The Bridge  Collateral  Agent shall apply any Proceeds from time to time held by
it  and  the  net   proceeds  of  any  such   collection,   recovery,   receipt,
appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Bridge Collateral Agent and the Bridge Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Secured Obligations, in the order set forth in the Intercreditor Agreement, and only after such application and after the payment by the Bridge Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Relevant Collateral Agent account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, the Pledgors waive all claims, damages and demands they may acquire against the Bridge Collateral Agent or any Bridge Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

Section 9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Bridge Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the reasonable opinion of the Bridge Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgors will cause the applicable Issuer to (i) execute and deliver, and cause the directors and officers of the applicable Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Bridge Collateral Agent necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Bridge Collateral Agent are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgors agree to cause the applicable Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Bridge Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

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(b) The Pledgors recognize that the Bridge Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that, in the event the Bridge Collateral Agent is unable to effect a public sale, any such private sale shall be deemed to have been made in a commercially reasonable manner. The Bridge Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer would agree to do so.

(c) The Pledgors further agree to use their commercially reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 9 valid and binding and in compliance with any and all other Applicable Laws. The Pledgors further agree that a breach of any of the covenants contained in this
Section 9 will cause irreparable injury to the Bridge Collateral Agent and the Bridge Lenders not compensable in damages, that Bridge Collateral Agent and the Bridge Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgors, and the Pledgors hereby waive and agree not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

Section 10. AMENDMENTS, ETC. WITH RESPECT TO THE SECURED OBLIGATIONS. The Pledgors shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgors, and without notice to or further assent by the Pledgors, any demand for payment of any of the Secured Obligations made by the Bridge Collateral Agent or any Bridge Lender may be rescinded by the Bridge Collateral Agent or such Bridge Lender, and any of the Secured Obligations continued, and the Secured Obligations, or the liability of the Pledgors or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Bridge Collateral Agent or any Bridge Lender, and the Bridge Agreement, the Rollover Loans, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Bridge Lenders may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Bridge Collateral Agent or any Bridge Lender for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Bridge Collateral Agent nor any Bridge Lender, shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto.

The Pledgors waive any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Bridge Collateral Agent or any Bridge Lender upon this Bridge Pledge
Agreement; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Bridge Pledge Agreement; and all dealings between the Pledgors, on the one hand, and the Bridge Collateral Agent and the Bridge Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Bridge Pledge Agreement. The Pledgors waive diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgors with respect to any of the Secured Obligations.

Section 11. REGULATORY APPROVAL. If an Event of Default shall have occurred and be continuing, upon the request of the Bridge Collateral Agent, the Pledgors will, at their expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements and all other documents and papers Bridge Collateral Agent may reasonably request or as may be required by law in connection with the obtaining of any consent, approval, registration, qualification or authorization of the FCC and any applicable PUC (collectively, the "Regulatory Authorities") or of any other Person necessary or reasonably appropriate for the effective exercise of any rights under this Bridge Pledge Agreement. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Pledgors shall take any action which the Relevant Collateral Agent may reasonably request in order to transfer and assign to the Relevant Collateral Agent, or to such one or more third parties as the Relevant Collateral Agent may designate, or to a combination of the foregoing, each Communications License. To enforce the provisions of this Section, upon the occurrence and during the continuance of an Event of Default, the Relevant Collateral Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the Regulatory Authorities an involuntary transfer of control of each such Communications License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Pledgors hereby agree to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if the Pledgors shall refuse to authorize the transfer, their approval may be required by the court. Upon the occurrence and during the continuance of an Event of Default, the Pledgors shall further use their best efforts to assist in obtaining approval of the Regulatory Authorities, if required, for any action or transactions contemplated by this Bridge Pledge Agreement including, without limitation, the preparation, execution and filing with the Regulatory Authorities of the assignor's or transferor's portion of any application or applications for consent to the assignment of any Communications License or transfer of control necessary or reasonably under the rules and regulations of the Regulatory Authorities for the approval of the transfer or assignment of any portion of the Collateral, together with any Communications License. The Pledgors acknowledge that the assignment or transfer of each Communications License is integral to the Bridge Collateral Agent's and the Bridge Lenders' realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Pledgors to comply with the provisions of this Section and that such failure would cause irreparable injury not adequately compensable in damages, and therefore agree that each and every covenant contained in this Section may be specifically enforced, and the Pledgors hereby waive and agree not to assert any defenses against an action for specific performance of such covenants.

Section 12. LIMITATION ON DUTIES REGARDING COLLATERAL. The Relevant Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Relevant Collateral Agent deals with similar securities and property for its own account. Neither the Relevant Collateral Agent, any Bridge Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or otherwise (except with respect to any Person if such liability arises as a result of the gross negligence or willful misconduct of such Person).

Section 13. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

Section 14. SEVERABILITY. Any provision of this Bridge Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 15. PARAGRAPH HEADINGS. The paragraph headings used in this Bridge Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 16. NO WAIVER; CUMULATIVE REMEDIES. Neither the Bridge Collateral Agent nor any Bridge Lender shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Bridge Collateral Agent or any Bridge Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Bridge Collateral Agent or such Bridge Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bridge Collateral Agent or any Bridge Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 17. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Bridge Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Bridge Collateral Agent; PROVIDED that any consent by the Bridge Collateral Agent to any waiver, amendment, supplement or modification hereto shall be subject to approval thereof by the Bridge Lenders in accordance with Section 9.02 of the Bridge Agreement. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Bridge Collateral Agent and their respective successors and assigns. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 18. INTERCREDITOR AGREEMENT. Notwithstanding anything in this Bridge Pledge Agreement to the contrary, expressed or implied, this Bridge Pledge Agreement is subject to the terms of the Intercreditor Agreement. To the extent that any provision of this Bridge Pledge Agreement conflicts with the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall be controlling.

Section 19. NOTICES. All notices and communications hereunder shall be given to the addresses and otherwise, if to the Bridge Collateral Agent or the Bridge Lenders, in accordance with Section 9.01 of the Bridge Agreement and, if to the Senior Administrative Agent or the Senior Lenders, in accordance with Section
15.1 of the Senior Credit Agreement.

Section 20. CONTROL AGREEMENT; ACKNOWLEDGEMENT BY ISSUERS. (a) The Pledgors hereby authorize and instruct each Issuer to comply, and each Issuer hereby (i) consents in all respects to the pledge and assignment of its equity interests under this Bridge Pledge Agreement to the Bridge Collateral Agent (ii) acknowledges that the relevant Pledgor has provided it with notice of the right of the Bridge Collateral Agent in the exercise of its rights and remedies under the Pledge Agreement to make all demands, give all notices, take all actions and exercise all rights of the Pledgor relating to the Collateral, and (iii) agrees to so comply, with any instruction received thereby from the Bridge Collateral Agent in accordance with the terms of this Bridge Pledge Agreement with respect to the Collateral, without any consent or further instructions from the Pledgor (or other registered owner), and the Pledgor agrees that such Issuer shall be fully protected in so complying. Each Issuer agrees that its agreement set forth in the preceding sentence shall be sufficient to create in favor of the Relevant Collateral Agent for the benefit of the Bridge Lenders "control" of any Partnership/LLC Interests within the meaning of such term under Section 8-106(c) of the UCC. (Notwithstanding the foregoing, nothing in this Agreement is intended or shall be construed to mean or imply that the Partnership/LLC Interests constitute "securities" within the meaning of such term under Section 8-102(a)(15) of the UCC or otherwise to limit or modify the application of
Section 8-103(c) of the UCC. Rather, the Bridge Collateral Agent has requested that this provision be included in this Agreement solely out of an abundance of caution in the event the Partnership/LLC Interests are, nevertheless, deemed to constitute "securities" under the UCC.)

(b) Each Issuer acknowledges receipt of a copy of this Bridge Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Bridge Collateral Agent promptly in writing of the occurrence of any of the events described in Section 6(c) of this Bridge Pledge Agreement. Each Issuer further agrees that the terms of Section 9 of this Bridge Pledge Agreement shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of this Agreement.

Section 21. AUTHORITY OF RELEVANT COLLATERAL AGENT. The Pledgors acknowledge that the rights and responsibilities of the Bridge Collateral Agent under this Bridge Pledge Agreement with respect to any action taken by the Bridge Collateral Agent or the exercise or non-exercise by the Relevant Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Bridge Pledge Agreement shall, as between the Bridge Collateral Agent and the Bridge Lenders, be governed by the Bridge Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Bridge Collateral Agent and the Pledgors, the Bridge Collateral Agent shall be conclusively presumed to be acting as agent for itself and the Bridge Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgors nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

Section 22. CONSENT TO JURISDICTION. Each Pledgor and each Issuer hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in New York County, New York, in any action, claim or other proceeding arising out of or any dispute in connection with this Bridge Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. Each Pledgor and each Issuer hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Bridge Collateral Agent or any Bridge Lender in connection with this Bridge Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of themselves or their property, in the manner provided in Section 9.01 of the Bridge Agreement. Nothing in this Section 21 shall affect the right of the Bridge Collateral Agent or any Bridge Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Bridge Collateral Agent or any Bridge Lender to bring any action or proceeding against the Pledgors or their properties in the courts of any other jurisdictions. Each of the parties hereto irrevocably waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any such proceeding brought in any court specified above and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum.

Section 23. WAIVER OF JURY TRAIL; INJUNCTIVE RELIEF; PUNITIVE DAMAGES(a) . THE PARTIES HERETO AND TO THE OTHER LOAN DOCUMENTS HEREBY ACKNOWLEDGE THAT THEY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE (AS HEREINAFTER DEFINED) IN CONNECTION WITH THIS BRIDGE PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS OR OBLIGATIONS. FOR THE PURPOSE OF THIS BRIDGE PLEDGE AGREEMENT, "DISPUTE" MEANS ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS BRIDGE PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT. DISPUTES MAY INCLUDE, WITHOUT LIMITATION, TORT CLAIMS, COUNTERCLAIMS, CLAIMS BROUGHT AS CLASS ACTIONS, CLAIMS ARISING FROM LOAN DOCUMENTS EXECUTED IN THE FUTURE, DISPUTES AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, OR CLAIMS CONCERNING ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIPS ARISING OUT OF OR CONNECTED WITH THE LOAN DOCUMENTS.

(b) INJUNCTIVE RELIEF. Each party hereto recognizes that, in the event any such Person fails to perform, observe or discharge any of its obligations or liabilities under this Bridge Pledge Agreement, any remedy of law may prove to be inadequate relief to the Relevant Collateral Agent. Therefore, each Pledgor and each Issuer agrees that the Relevant Collateral Agent and the Bridge Lenders at their option, shall be entitled to temporary and permanently injunctive relief in any such case without the necessity of proving actual damages.

(c) PUNITIVE DAMAGES. Each party hereto and to the other Loan Documents agrees that it shall not have a remedy of punitive or exemplary damages against any other party hereto or any other Loan Document in any Dispute and hereby waives any right or claim to punitive or exemplary damages such party has now or which may arise in the future in connection with any Dispute, whether such Dispute is resolved by arbitration or judicially.

                  IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

         PLEDGORS:

         CHOICE ONE COMMUNICATIONS INC.
         Choice One Communications International Inc.
         US XCHANGE INC. (formerly known as BARTER ACQUISITION CORPORATION)


         By:  /s/ Ajay Sabherwal
            --------------------------------------------------
              Name: Ajay Sabherwal
              Title: Executive Vice President
                     & Chief Financial Officer


         ISSUERS:

         CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
         CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC.
         CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC.
         CHOICE ONE COMMUNICATIONS INTERNATIONAL INC.
         CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC.
         CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC.
         CHOICE ONE COMMUNICATIONS OF MAINE INC.
         CHOICE ONE OF NEW HAMPSHIRE INC.
         CHOICE ONE COMMUNICATIONS OF OHIO INC.
         CHOICE ONE COMMUNICATIONS OF VERMONT INC.
         CHOICE ONE ONLINE INC.
         CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
         CHOICE ONE COMMUNICATIONS SERVICES INC.
         US XCHANGE INC. (formerly known as BARTER ACQUISITION CORPORATION) US XCHANGE OF INDIANA, L.L.C.
         US XCHANGE OF ILLINOIS, L.L.C.
         US XCHANGE OF WISCONSIN, L.L.C.
         US XCHANGE OF MICHIGAN, L.L.C.


         By: /s/ Ajay Sabherwal
            -----------------------------------------
              Name: Ajay Sabherwal
              Title: Executive Vice President
                     & Chief Financial Officer

           MORGAN STANLEY SENIOR FUNDING, INC.,
           as Bridge Collateral Agent


           By: /s/ Lucy K. Galbraith
             -----------------------------------------
              Name: Lucy K. Galbraith
              Title: Managing Director